UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): JULY 30, 1998

                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    FLORIDA                             0-21341                  65-0039856
(STATE OR OTHER                       (COMMISSION             (I.R.S. EMPLOYER
JURISDICTION                          FILE NUMBER)           IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)     (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 681-8000



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                             EXHIBIT INDEX ON PAGE 4

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ITEM 5.  OTHER EVENTS

The news release of Ocwen Financial Corporation dated July 30, 1998 expanding on strategic alliance rationale is attached hereto and filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         The following exhibit is filed as part of this report:

         (99)   News release of Ocwen Financial Corporation dated July 30, 1998.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          OCWEN FINANCIAL CORPORATION
                                          (Registrant)


                                          By:  /s/ Mark S. Zeidman
                                          -------------------------------------
                                                   Mark S. Zeidman
                                                   Senior Vice President
                                                   and Chief Financial Officer



Date:   July 31, 1998


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                                INDEX TO EXHIBIT



     EXHIBIT NO.     DESCRIPTION                                           PAGE

         99          News release of Ocwen Financial  Corporation            5
                     dated July 30, 1998 expanding on strategic alliance rationale.


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